Exhibit 99.1

 Molina Healthcare, Inc.J.P. Morgan Healthcare Conference  Joe ZubretskyPresident & Chief Executive OfficerJanuary 7, 2019

 Cautionary Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:This slide presentation and our accompanying oral remarks contain forward-looking statements regarding, without limitation, our business, operations, turnaround, plans, guidance, projections, and longer-term outlook within the meaning of Section 27A of the Securities Act of 1933, or Securities Act, and Section 21E of the Securities Exchange Act of 1934, or Securities Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with such safe harbor provisions. All statements, other than statements of historical facts, included in this presentation may be deemed to be forward-looking statements for purposes of the Securities Act and the Securities Exchange Act. Without limiting the foregoing, we use the words “anticipate(s),” “are confident,” “believe(s),” “estimate(s),” “expect(s),” “guidance,” “intend(s),” “may,” “outlook,” “plan(s),” “project(s) or “projection(s),” “will,” “would,” “could,” “should,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee that we will actually achieve the plans, intentions, outlook, or expectations disclosed in our forward-looking statements and, accordingly, you should not place undue reliance on our forward-looking statements. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our Form 10-K annual report, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at sec.gov. Except to the extent otherwise required by federal securities laws, we caution you that we do not undertake any obligation to update forward-looking statements made by us.

 Today’s Agenda  Today’s presentation will provide management’s perspective on the following market misperceptions:    Misperception 1: Much of the profit improvement previously disclosed by Molina has been harvested in 2018    Misperception 2: At 2.4%, Molina’s after-tax Medicaid margins have peaked    Misperception 3: Because Molina’s current Marketplace margins are unsustainable, Marketplace profit declines are inevitable    Misperception 4: Once Molina’s margins are restored and sustained, the company will be challenged to grow revenues

Molina: A Solid Start in 2018; Significant Opportunity for Future Growth

High quality 2018 earnings create a solid baseline for growth

	Revised Guidance on October 31, 2018[1]
Total Revenue	~ $18.8B
Medical Care Ratio ("MCR")[2]	~ 86%
Pre-Tax Margin	~ 4.7%
After-Tax Margin[3]	~ 3.2%
EBITDA[4]	$1,105M - $1,125M
EPS	$8.80 - $9.00

1. All amounts are estimates; actual results may differ materially. See the Company's risk factors as discussed in its 2017 Form 10-K and other reports and filings with the Securities and Exchange Commission, and the statements in this presentation after the heading "Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995"
2. Medical Care Ratio represents medical care costs as a percentage of premium revenue
3. After-Tax margin represents net income as a percentage of total revenue
4. See reconciliation of non-GAAP financial measures at the end of this presentation

MOLINA HEALTHCARE | 4

 Profit Improvement Opportunity

 Profit Improvement Opportunity  Reality    Misperception 1: Much of the profit improvement previously disclosed by Molina has been harvested in 2018  2018 earnings benefited from early identifiable initiatives focusing on managed care fundamentals  Most of the more complex initiatives with high value are still in process  We have increased many of our initial profit improvement estimates  We are highly confident in our ability to harvest additional profit improvement

Profit Improvement Opportunity

Pre-tax improvement amount has significantly expanded, even with approximately $200M already harvested

↑ Dramatically Increased Original Estimate   ✓ Increased Original Estimate   ↔ Similar to Original Estimate

	Margin Recovery Area	Original Midpoint Estimate	-	Harvested Estimate	+	Revisions
Medical Costs	Utilization and High-Acuity Care Management	$90				✓
Medical Costs	Pharmacy	$60				↑
Medical Costs	Provider Contracting	$100				↔
Medical Costs	Claims and Payment Integrity	$25				↑
Medical Costs	**Sub-Total**	**$275**		**$140**		↑
Admin Costs	Corporate SG&A	$125		$30		↔
Revenue	At-Risk Revenue	$100		$30		↑
	Total Estimate	**$500M**		**$200M**		**$250M**

~ $500M - $600M

Remaining Opportunity

~ $550M

Remaining at the Midpoint

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 After-Tax MedicaidMargins Can Improve

 Reality    Misperception 2: At 2.4%, Molina’s after-tax Medicaid margins have peaked  Our Medicaid MCRs are 100 to 200 basis points higher than “best in class”   Some of our operating metrics in many of our plans are still “under market”  The remaining profit improvement described previously inures primarily to Medicaid  We assume a continued stable rate environment where rates are slightly lower than the medical cost trend  After-Tax Medicaid Margins Can Improve

After-Tax Medicaid Margins Can Improve

There is substantial room for improvement to bring our current operating metrics in line with “best in class”

↑ Can Dramatically Improve ✓ Can Improve ★ Third-Party Partnerships Announced

Metrics We Have Targeted For Improvement

✓ Utilization
- Hospital Admissions
- ER Usage
- High-cost Outlier Cases
- Short Stays
- Observation Days

↑ Pharmacy ★
- Scripts Per 1,000 Members
- Specialty Rx Trend
- Formulary Management

↑ At-Risk Revenue ★
- Risk Score Data Capture
- Quality Scores
- HEDIS

↑ Payment Integrity
- Claim Editing
- Cost Avoidance
- Enhanced COB
- Post Payment Recovery

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After-Tax Medicaid Margins Can Improve

By approaching "best in class" operating metrics, Molina's Medicaid MCR can improve by 100 - 200 basis points

Year to Date Pure Performance[1]	MCR and After-Tax Margin Opportunity
89.9% Medical Care Ratio	**88-89%** Medical Care Ratio
2.4% Medicaid After-Tax Margin	**2.8->3.0%** Medicaid After-Tax Margin (with Upside)

Illustrative Model

Profit Improvement	~$550M
Medicaid Portion	~75%
Tax Rate	~25%
Trend/Yield Deficit	~1.5% - ~2.5%
Incremental After-Tax Impact Up To	~40 - ~100 bps

1. Pure performance excludes the impact of the retroactive California risk corridor adjustment

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 Marketplace ProfitDollars Can Grow

 Company perspective following the ruling  Recent ACA Court Ruling  ACA will remain in effect for 2019, and we expect that through appeals process ACA will remain in effect in its present form thereafter Given strong consensus that recent ruling will not survive on appeal, it is premature to comment on potential impacts to our businessThe ruling does not change our previously outlined strategy

 Reality    Misperception 3: Because Molina’s current Marketplace margins are unsustainable, Marketplace profit declines are inevitable  For Molina, the adjustment to our reported MCR for federal purposes is securely above the minimum  Our future profitable years do not rely on prior unprofitable years to protect their MCR floor  A margin decline, if one occurs at all, will be due to competitive pressures and growth, not the MCR floor  Marketplace profit dollars can grow off the 2018 base on revenue gains over the next number of years  Marketplace Profit Dollars Can Grow

Marketplace Profit Dollars Can Grow

Illustrative full year 2018 Marketplace pure performance financial metrics

	Full Year Pure Performance Normalized for HIF and Taxes[1,2]
Premium Revenue (Net of Risk Adjustment)	~ $1.8B
Medical Care Ratio ("MCR")	~ 70%
Pre-Tax Income	~ $245M
SG&A Ratio	~ 17%
After-Tax Income	~ $180M
After-Tax Margin %	~ 10%

Our Marketplace is Unique

- 5th largest Marketplace plan
- ~30% of full year EBITDA
- Extension of Medicaid
- Network priced off Medicaid rates
- Specialized broker channel serving working poor
- ~20% full subsidy
- ~70% partial subsidy
- ~5% market share

1. Pure performance excludes the impact of the 2017 Marketplace risk adjustment and CSR subsidies
2. Excludes the impact of the Health Insurance Fee (HIF) and utilizes a tax rate of ~25% for comparative purposes

MOLINA HEALTHCARE | 15

 Marketplace Profit Dollars Can Grow  Our reported MCR for federal purposes is securely above the 80% federal minimum      ~70%  Approximate Marketplace Full Year MCR      80-82%  Approximate MCR under Federal Rules

Marketplace Profit Dollars Can Grow

Federally prescribed adjustments to reported amounts place us securely above the minimum with room to spare


Numerator
+
+
Reported Medical Cost
Risk Adjustment
QA Expense
Adjusted Medical Cost
Denominator
+
–
–
Reported Premium Revenue
Risk Adjustment
Taxes And Fees
Federal Income Tax
Adjusted Premium Revenue
MCR
70%
>80%

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       Marketplace Profit Dollars Can Grow  Marketplace earnings growth scenario analysis (pure performance)  Scenario 1: Margin OptimizationPremium Revenue +40%  ~ $2.6B  ~ 73%  ~ 17%  ~ $285M  ~ $215M  ~ 8%  Scenario 2: Market Share Gain Premium Revenue +90%  ~ 3.6B  ~ 75%  ~ 17%  ~ $310M  ~ $235M  ~ 6%  Premium Revenue(Net of Risk Adjustment)  Medical Care Ratio (MCR)  SG&A Ratio  Pre-Tax Income  After-Tax Income  After-Tax Margin %  2018 After-Tax Income~$180M

2019 Marketplace Membership Update

We remain very competitive with an excellent foundation for future growth despite our conservative rating strategy

Marketplace Enrollment

Year End 2018

~360K

January 2019[(1)]

~375K

- Filed rates in April 2018, before the profitability of the 2018 business was certain
- Conservatively filed a 4% rate increase on average and on top of profitable 2018 rates; margin over membership
- We remain competitive in most geographies
- We expect the business to grow off this base in 2020

1. Approximate enrollment as of January 4, 2018. California open enrollment continues through January 15, 2019 and the payment grace period may cause this number to change

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 Molina Can GrowRevenues

 Reality    Misperception 4: Once Molina’s margins are restored and sustained, the company will be challenged to grow revenues  The existing business portfolio is ripe with near term revenue opportunities ready to harvest  The longer term growth engine is currently being built  The new management team has bid successfully in the last three procurements   Molina Can Grow Revenues  The growth potential in our product segments is significant and we have the ability to maintain and expand market share

Molina Can Grow Revenues

Near-term growth opportunities in existing portfolio create more than $1.0 billion of revenue lift into 2019

Mississippi
Medicaid startup, full year membership and CHIP award

Illinois
Full year membership from statewide expansion and competitor enrollment freeze

Idaho
Fully Integrated Dual Eligible (FIDE) SNP membership growth as program expands

Florida
Retention of regions and continued Medicaid presence worth ~$500 million

Ohio
Full year behavioral health carve-in

Washington
Membership reprocurement growth, offset by Rx carve-out, and BH carve-in

Utah and Wisconsin
Re-entry into the Marketplaces

Puerto Rico
Received top score in island-wide reprocurement

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Molina Can Grow Revenues

RFP capture abilities are being built and enhanced for longer-term opportunities

RFP Process

- Hired new RFP leadership in late 2018
- Redesigned entire RFP process
- Deeply engaged executive management team at all phases of the RFP process
- Recent successes: Washington, Puerto Rico, Mississippi CHIP
- Pending awards: Texas STAR PLUS, STAR and CHIP (high degree of confidence)

Business Development

- Highly skilled new health plan leadership team in place
- New business development leader hire in process
- Local “ground game” being strategically developed in prospective RFP markets
- Developing deep, targeted insights into priorities and issues in key target markets

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Molina Can Grow Revenues

Government segments are the largest and fastest growing within healthcare

Government Sector Managed Care Spending Growth (2016 - 2021 CAGR)

Medicaid	**Duals**
8.0%	**7.0%**
Medicare	**Marketplace**
8.5%	**4.0%**

Drivers of Government Sector Growth

Medicaid

- Underlying population growth
- Medicaid expansion growth and increasing coverage/benefits

Duals

- Growing aging population
- Increased Medicaid coverage and integration between Medicaid and Medicare

Medicare

- Growing aging population
- Enhanced product value driven by strong government support

Marketplace

- Government subsidies
- Relative cost effectiveness of alternatives

Source:
NHE, Medicaid OACT, Medicaid.gov, Medicare Trustees, CMS, CBO, AHIP, MedPAC, NAIC

MOLINA HEALTHCARE | 24

Molina Can Grow Revenues

Longer term, there are significant embedded opportunities within our existing portfolio

- Higher Penetration in Current Geographies
- Expansion into Adjacent Geographies
- Benefit Carve-Ins and New Products
- New State RFPs

Core Drivers

- Underpenetrated state market share in Medicaid
- Redetermination and reenrollment management
- Launch additional products in over 400 Medicaid only counties
- $30 billion of Medicaid revenue is expected to be procured in next 3 years

Opportunities

- TX STAR PLUS and DSNP
- Marketplace and/or Medicare expansion in IL, SC, MS, and PR
- Medicaid expansion in MS, UT
- IL, and OH LTSS carve-in
- MI BH opportunity

MOLINA HEALTHCARE | 25

Key Takeaways from Today’s Presentation    3  Our Marketplace business has multiple paths to allow us to achieve growth in profits    4  Molina’s near and long term revenue opportunities are attractive and we are well-positioned to pursue them    1  Significant profit improvement opportunities remain post 2018 performance    2  We have a path to achieve after-tax Medicaid margins in the 2.5 to 3.0% range with upside

 Thank you

 Appendix

 Non-GAAP Reconciliation of EBITDA  Appendix  $585     120  115  285    1,105M  Net Income  Adjustments:  Depreciation, and amortization of intangible assets and capitalized software  Interest Expense  Income Tax Expense    EBITDA  $600     120  115  290    1,125M   (in millions)  Low End  High End  2018 Guidance